ENERGY TRANSFER EQUITY, L.P. ETE Proposal to Acquire WMB June 2015

LEGAL DISCLAIMER 2 This presentation may contain forward-looking statements, including but not limited to, statements regarding the offer by Energy Transfer Equity, L.P. (ETE) to acquire The Williams Companies, Inc. (WMB), its expected future performance (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," "target," "opportunity," "designed," "create," "predict," "project," "seek," "ongoing," "increases" or "continue" and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward- looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for each of ETE, Energy Transfer Partners, L.P. (ETP), Sunoco Logistics Partners L.P. (SXL) and Sunoco LP (SUN) filed with the U.S. Securities and Exchange Commission (the “SEC”) and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in ETE’s, ETP’s, SXL’s and SUN’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this presentation are set forth in other reports or documents that ETE, ETP, SXL and SUN file from time to time with the SEC include, but are not limited to: (1) the ultimate outcome of any potential business combination transaction between ETE, ETE Corp. and WMB including the possibilities that ETE will not pursue a transaction with WMB and that WMB will continue to reject a transaction with ETE and fail to terminate its existing merger agreement with WPZ; (2) if a transaction between ETE, ETE Corp. and WMB were to occur, the ultimate outcome and results of integrating the operations of ETE and WMB, the ultimate outcome of ETE’s operating strategy applied to WMB and the ultimate ability to realize cost savings and synergies; (3) the effects of the business combination transaction of ETE, ETE Corp. and WMB, including the combined company's future financial condition, operating results, strategy and plans; (4) the ability to obtain required regulatory approvals and meet other closing conditions to the transaction, including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and WMB stockholder approval, on a timely basis or at all; (5) the reaction of the companies’ stockholders, customers, employees and counterparties to the proposed transaction; (6) diversion of management time on transaction-related issues; (7) unpredictable economic conditions in the United States and other markets, including fluctuations in the market price of ETE common units and ETE Corp. common shares; (8) the ability to obtain the intended tax treatment in connection with the issuance of ETE common shares to WMB stockholders; (9) the ability to maintain WMB’s and WPZ’s current credit ratings and (10) the risks and uncertainties detailed by WMB and WPZ with respect to their respective businesses as described in their respective reports and documents filed with the SEC. All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. ETE undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes. Additional Information This presentation does not constitute an offer to buy or solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This presentation relates to a proposal that ETE has made for a business combination transaction with WMB. In furtherance of this proposal and subject to future developments, ETE and ETE Corp. (and, if a negotiated transaction is agreed, WMB) may file one or more registration statements, proxy statements or other documents with the SEC. This presentation is not a substitute for any proxy statement, registration statement, prospectus or other document ETE, ETE Corp. or WMB may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ETE AND WMB ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION TRANSACTION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of WMB. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by ETE through the web site maintained by the SEC at http://www.sec.gov. Copies of the documents filed by ETE and ETE Corp. with the SEC will be available free of charge on ETE’s website at www.energytransfer.com or by contacting Investor Relations at 214-981-0700. ETE and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and officers of ETE’s general partner is contained in ETE’s Annual Report on Form 10-K filed with the SEC on March 2, 2015 (as it may be amended from time to time). Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from ETE using the sources indicated above. ETE Exchange Offer This presentation is not a substitute for any registration statement, prospectus or other document ETE and ETE Corp. may file with the SEC in connection with any offer to ETE unitholders to exchange their ETE common units for common shares in ETE Corp. In connection with any offer to ETE unitholders to exchange their ETE common units for common shares in ETE Corp., ETE and ETE Corp. may file a registration statement and other documents with the SEC. INVESTORS AND SECURITY HOLDERS OF ETE ARE URGED TO READ THE REGISTRATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED OFFER TO EXCHANGE. Investors and security holders may obtain free copies of these documents if any when they become available from ETE using the sources indicated above.

PROPOSED ETE / WMB MERGER WOULD CREATE WORLD’S LARGEST ENERGY INFRASTRUCTURE GROUP 3 • Energy Transfer Equity, L.P. (“ETE”) has made a proposal to acquire The Williams Companies, Inc. (“WMB”) in an all equity transaction valued at approximately $53 billion, including approximately $4.6 billion of recourse debt outstanding at WMB – Implied offer price of $64.00 per WMB share, which represents a 32.4% premium to unaffected WMB trading price(1) – The number of ETE Corp shares to be issued to WMB stockholders will be based on a fixed exchange ratio of 0.9358x(2) ETE Corp shares for each WMB share – ETE would form an Up-C holding company (ETE Corp) to merge in a tax free transaction with WMB • Transaction would create largest energy infrastructure group in the world, third largest energy franchise in North America and one of the top five largest global energy enterprises – Combination would create a truly unique and diversified collection of compatible businesses that would be among the largest energy companies in the world – Creates the first midstream "super major" – $185+ billion organization with over $10 billion of pro forma EBITDA – Will result in a broader, more diversified platform that would achieve balance and drive cash flow growth for all stakeholders • Significant value creation to all ETE / WMB constituencies – Expected to create new commercial opportunities with meaningful synergy potential – ETE committed to continuing to improve the overall operational performance and execution at WMB and WPZ – ETE’s distribution growth rate would continue to remain best in class for the foreseeable future – Expected to enhance credit profile through greater scale, cash flow diversity and sharing in synergy potential – Creation of ETE Corp expected to broaden the overall spectrum of institutional investors that have been eager to invest in ETE and provide even greater liquidity to existing ETE unitholders WE BELIEVE ETE’S PROPOSED OFFER IS A SUPERIOR TRANSACTION TO THE WILLIAMS PARTNERS L.P. (“WPZ”) MERGER DUE TO THE SIGNIFICANT PREMIUM TO WMB’S CURRENT TRADING PRICE AS WELL AS THE LONG-TERM VALUE OF THE ETE CORP EQUITY TO BE ISSUED IN THE PROPOSED MERGER 1. Based on WMB’s closing price of $48.34 on June 19th, 2015 2. Based on ETE’s offer of $64.00 per WMB share and ETE’s unit price of $68.39 as of June 19, 2015

$415 $394 $278 $210 $185 $166 $153 $153 $152 $131 $115 $98 $83 $83 PTR XOM RDS CVX ETE PF PBR TOT SNP BP KMI SLB COP EPD ENB EPD ETP WPZ PAA SEP EEP OKS MMP SXL $ 83 $ 77 $ 65 $ 37 $ 25 $ 25 $ 21 $ 21 $ 20 ETE WOULD BE AMONG THE LARGEST ENERGY COMPANIES IN THE WORLD 4 Source: IBES consensus estimates, Bloomberg as of 19-Jun-2015. 1. Enterprise Value calculated as Market Value of Equity + Preferred Equity + Net Debt + NCI. Includes GP Value for MLPs. 2. Pro forma for RDS and BG acquisition. Enterprise value calculated as sum of standalone enterprise values. 3. Pro forma for ETP note offering on June 18, 2015. Equity Value Enterprise Value (3) Enterprise Value vs. Top Energy Companies(1) Midstream Major Oilfield Services E&P Pro Forma ETE to Control Three of the Largest Investment Grade MLPs by Enterprise Value(1) Current Yield(3) 4.9% 7.4% 6.4% 6.2% 4.9% 6.4% 8.7% 3.7% 4.4% Credit Rating Baa1 BBB+ BBB+ Baa3 BBB- BBB- Baa2 BBB BBB Baa2 BBB+ Baa2 BBB BBB Baa2 BBB+ Baa2 BBB Baa1 BBB+ Baa3 BBB BBB ($ in billions) ($ in billions) (2) Delete yield

5 ETP Assets SXL Assets Lone Star Express Pipeline Development Projects Lake Charles LNG Rover Pipeline Dakota Access Pipeline ` Company Operated Dealer / Distributor Operated Combined Sunoco Retail Platform SUN Terminals Marcus Hook Nederland Eagle Point Crude Conversion Pipeline UNIQUE GEOGRAPHIC FOOTPRINT ACROSS THE GROUP Source: Company disclosures, DI Desktop and EIA Drilling Productivity Report; May 2015 Crude Production (Mbpd) Natural Gas Production (MMcf/d) Bakken Niobrara Permian , , , , , , , , , , , , , , , '03 '15 '03 '15 '03 '15 '03 '15 , , , , , , , , '03 '15 '03 '15 Marcellus '03 '15 '03 '15 16,737 Eagle Ford Haynesville '03 '15 '03 '15 '03 '15 '03 '15 9 1,267 9 1,499 114 411 2,571 4,565 897 2,056 5,279 6,436 0 57 1 1 58 84 7,034 0 1,643 0 7,405 WPZ Pipelines WPZ Gas Processing Plants WPZ LPG Fractionators Asset Summary Energy Transfer Williams Pro Forma Pipeline (miles) 71,000 33,000 104,000 Gathering & Processing Throughput (MMBtu/d) 9,400,000 ~10,000,000 ~19,400,000 NGL Production (Mbpd) 370 128 498 Natural Gas Transported (MMBtu/d) 21,280,000¹ 11,348,000 32,628,000 1. Includes unconsolidated affiliates volumes Revolution Project

67% 11% 10% 13% ETP RGP SXL LC LNG 2007 2008 2009 2010 2011 2012 2013 2014 2015E Status Quo 2015E Pro Forma $175 $222 $223 $191 $180 $180 $268 $119 $99 $99 $196 $316 $370 $396 $441 $534 $574 $641 $1,210 $1,210 $35 $48 $48 $48 $7 $11 $13 $14 $35 $103 $261 $261 $195 $196 $196 $890 $1,250 LP | WPZ GP + IDRs | WPZ Lake Charles LNG Class H | SXL GP + IDRs | RGP LP | RGP GP + IDRs | ETP LP | ETP ETE WOULD CONTINUE TO BENEFIT FROM STRONG CASH FLOW GROWTH 6 ($ in millions) (1) ETP distributions in 2007 are for the fiscal year ended 8/31/07; all successive fiscal years end 12/31. Figures exclude ETE SG&A. 2012 and 2013 ETP GP + IDRs include dividends from Holdco. Class H includes ~50% (~90% after SXL / Bakken transfer) of SXL GP and IDR cash flows, excluding the impact of IDR subsidies and subsidy offsets. (2) ETP 2015E distributions are based on reported 1Q’15 distributions, as adjusted based on an assumed $0.02 per unit per quarter distribution increase, and based on assumed ETP equity issuances during the remainder of 2015. ETP has not provided guidance related to its cash distributions for 2015 and the assumed $0.02 per unit increase per quarter for the remainder of 2015 is based on the pattern of recent ETP distribution increases. SXL has provided public guidance that it anticipates that it will increase its cash distributions 5% per quarter during 2015. The actual amount of cash distributions by each of ETP and SXL will be subject to the actual performance of their respective businesses and other factors as described in their respective SEC filings as well as approval by their respective boards of directors. (3) From Williams’ Analyst Day Presentation dated May 13, 2015. (4) Assumes AA rating for unencumbered LC LNG cash flows (current Shell rating). Unadjusted 2015E Unadjusted (1) ETP 2015E distributions based on reported 4Q14 annualized distributions and assuming $0.020 quarterly per unit distribution increases through 4Q15E with $500 million of equity issuance per quarter. (2) Regency 2015E distributions based on reported 4Q14 annualized distributions and assuming no increase in distribution through 4Q15E with $250 million of equity issuance per quarter. (3) Class H Unit 2015E distributions based on reported 4Q14 annualized SXL distributions and assuming 5.0% quarterly per unit distribution growth at SXL through 4Q15E with $350 million of equity issuance per quarter. (4) Annual payment to ETP for business development services related to Lake Charles LNG and crude conversion projects. After 2015, ETE’s remaining management fee payment obligation is $5 million in 2016. Distributions received from underlying operating partnerships(1) (2) Represents approximate split between 2015 guidance for LP and GP+IDR payments(3) 33% 7% 5% 55% 74% 15% 11% Cash flow contribution to ETE 2015E Pro Forma 2015E Status Quo ETP SXL LC LNG WPZ 74% 15% 11% 5% 62% 33% AA(4) BBB BBB- Cash flow contribution by Credit Ratings 2015E Pro Forma 2015E Status Quo

WHY WE BELIEVE PROPOSED ETE CORP / WMB MERGER IS SUPERIOR TO WMB / WPZ RESTRUCTURING

		ETE Corp / WMB Merger		WMB / WPZ Restructuring
Strategic Rationale		• WMB stockholders would benefit from the strong cash distribution growth profile of ETE common units, derived from incentive distribution rights in three MLPs (ETP, SXL and WPZ) • WPZ unitholders will realize material upfront cost savings and synergies as a member of the Energy Transfer family • Transaction would create substantial value that would not be realized otherwise, including the ability to find new commercial opportunities within the expanded asset base		• A defensive, financial restructuring transaction which in our view lacks strategic benefits – Low coverage ratio of distributable cash flow to dividends – Limited ability to increase dividends at guidance levels without hurting coverage – Limited ability to withstand increased commodity price volatility while maintaining coverage and promised distribution growth – Significant adverse tax consequences for many WPZ unitholders
Premium	✓	32.4%[1] premium to WMB stockholders	X	No premium to WMB stockholders
Accretion	✓	Dividend per share would exceed what WMB has forecasted stockholders will receive from the restructuring	X	Lower dividend per share accretion in a smaller, less diversified business with greater business risk
Dividend Growth	✓	Dividend growth far superior to that of WMB standalone or pro forma for the restructuring	X	Lower forecasted dividend growth with limited upside potential
Synergies	✓	Meaningful synergy potential – at least $300-400 million of annual synergies expected	X	No guidance provided on synergy potential from the restructuring with limited scope for new commercial opportunities
Maximize Value	✓	A truly unique and diversified collection of compatible businesses that would drive near- and long-term value for all stakeholders	X	Restructuring does nothing to enhance the overall asset base or operating performance of the company
Transaction Certainty	=	• WMB stockholder vote required • Minimal asset overlap; "hell or high water" commitment by ETE to obtain HSR clearance • No ETE unitholder vote required	=	• WMB stockholder vote required • No WPZ unitholder vote required

1. Based on WMB's closing price of $48.34 on June 19th, 2015

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BENEFITS OF ETE PROPOSAL TO WILLIAMS STAKEHOLDERS • Participation in rapidly consolidating midstream space with premium operating franchise / platform where diversity of asset base, scale, and scope of operations are critical to value maximization • Unique powerhouse that derives its strength from two of the largest diversified MLPs in the U.S., the second largest crude and logistics MLP, a fast growing retail fuel MLP and a highly attractive LNG export opportunity • Offer price represents a significant premium to WMB’s current trading price • Distribution accretion relative to announced WMB guidance • Holders of ETE Corp shares would receive a dividend growth rate that exceeds current WMB forecast • Exchange of WMB shares for ETE Corp shares would be tax-free to WMB stockholders and ETE Corp shares would have considerable liquidity 8 Expected Benefits to WMB Expected Benefits to WPZ • The combination would create new commercial opportunities for WPZ, including the potential to acquire assets from the overall Energy Transfer group • WPZ unitholders would benefit from having a general partner that would be in a position to be able to help WPZ fully realize its long-term growth potential • WPZ unitholders would be able to realize material upfront cost savings and synergies because WPZ would join the Energy Transfer shared service model that would result in more distributable cash flow for WPZ • There is no expected impact to WPZ’s credit ratings as a result of the ETE / WMB combination • WPZ unitholders are not expected to incur any adverse tax consequences as a result of a combination of WMB and ETE as compared to potential significant adverse tax consequences for many WPZ unitholders in the proposed WMB / WPZ restructuring • Receipt of $410 million break fee in the form of an IDR subsidy COMBINATION WOULD CREATE A TRULY UNIQUE AND DIVERSIFIED COLLECTION OF COMPATIBLE BUSINESSES THAT WOULD DRIVE NEAR- AND LONG-TERM VALUE FOR ALL STAKEHOLDERS

EXPECTED BENEFITS TO ETE STAKEHOLDERS • Transaction would be immediately accretive to distributable cash flow for ETE • A combination of ETE and WMB would create the world’s largest energy infrastructure group and third largest energy franchise in North America, with improved cash flow diversification and financial strength • Creates a unique collection of compatible businesses that would drive near- and long-term value for ETE unitholders • Continues to increase the overall strategic and financial optionality for the Energy Transfer group • New commercial opportunities within the expanded asset base would increase and, as a result, create more cash flow growth • Ability of ETE to broaden its overall spectrum of institutional investors is enhanced through the C-corp entity structure • Increased liquidity for ETE unitholders because of the ability to exchange ETE common units for common shares in the newly created ETE Corp (after closing of the WMB merger) • Fundamental belief of insiders that founded the Energy Transfer group and that today own 25-30% of ETE that this is the "right merger at the right time" 9 ETE’s DISTRIBUTION GROWTH RATE WOULD CONTINUE TO REMAIN BEST IN CLASS AND THE DURATION OF THAT LEADING PERFORMANCE WOULD BE LONGER AS A RESULT OF THE MERGER

PRO FORMA ETE ORGANIZATION



ETE CORP. L.P.
(NYSE: ETC)
ENERGY TRANSFER EQUITY, L.P.
(NYSE: ETE)
58.8% LP Interest
100% GP / IDRs
90% GP / IDRs
(Class H Units)
100%
Interest (1)
5% LP Interest,
100% GP / IDRs
WILLIAMS PARTNERS L.P.
(NYSE: WPZ)
Baa2 / BBB / BBB (Stable)
ENERGY TRANSFER
PARTNERS, L.P.
(NYSE: ETP)
Baa3 / BBB- / BBB- (Stable)
27% LP Interest,
10% GP / IDRs
SUNOCO LOGISTICS
PARTNERS L.P.
(NYSE: SXL)
Baa3 / BBB / BBB (Stable)
Access
Atlantic Gulf
Northeast G&P
West
NGL Petchem
ENERGY TRANSFER LNG
60%
Interest
40%
Interest
Lake Charles
LNG (Regas)
Lake Charles
LNG
Export Co
Intrastate
Transportation &
Storage
Interstate
Transportation &
Storage
Sunoco, Inc.
Retail Marketing
Midstream
Liquids
Transportation
and Services
44% LP Interest,
100% GP / IDRs
SUNOCO LP
(NYSE: SUN)
Ba2 / BB / BB (Stable)
Retail
Marketing
Product Pipelines
Crude Oil
Acquisition &
Marketing
Terminal Facilities
Crude Oil
Pipelines
Legend:
Publicly
Traded MLP
Pro Forma
Operating
Business

1. Owner and operator of LNG facility in Lake Charles, LA and expected nucleus of new stand-alone MLP.

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TRADING AND FINANCIAL PERFORMANCE SUPPORTS THE EXPECTED BENEFITS OF OUR STRUCTURE 11 34.0% 27.0% 23.5% 18.4% 18.3% 15.1% 13.7% 8.7% 8.4% 7.5% 6.4% 4.3% Company A ETE Company B Company C Company D Company E Company F Company G Company H Company I Company J Company K (20%) 20% 60% 100% 140% 180% 220% 260% 300% 340% Jun-2012 Mar-2013 Dec-2013 Sep-2014 Jun-2015 ETE WMB 286% 83% 3 Year Total Return Performance Source: FactSet consensus estimates and market data as of 19-June-2015. 2015E – 2017E Distribution CAGR vs. Public GP Peers